UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 16, 2018

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Navidea Biopharmaceuticals, Inc.’s (the “Company”) 2018 Annual Meeting was held on August 16, 2018, at 9:00 a.m. Eastern Time in Fort Lee, New Jersey.

As described in the Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on July 9, 2018 (as amended and supplemented from time to time, the “Proxy Statement”), the Company’s stockholders took the actions set forth in (1), (3), and (4) below.

The meeting was adjourned to August 20, 2018 in order to give shareholders who had not yet voted an opportunity to vote on the proposal set forth in (2) below, which is more fully described in the Proxy Statement. On August 20, 2018, the Company’s stockholders took the action set forth in (2) below.

(1)	Elected Dr. Claudine Bruck, Ph.D., to serve as a director of the Company until the 2021 Annual Meeting.

The following table shows the voting tabulation for the election of Dr. Bruck:

ACTION	FOR	WITHHELD	BROKER NON-VOTES
Election of Claudine Bruck, Ph.D.:	72,498,215	16,699,283	47,708,277

(2)	Voted to approve a potential amendment to the Company’s amended and restated certificate of incorporation to effect a reverse split of the Company’s common stock, as determined by the Board of Directors at its discretion, of a ratio of not less than one-for-five and not more than one-for-twenty.

The following table shows the voting tabulation for the proposal to effect a reverse stock split:

ACTION	FOR	AGAINST	ABSTENTIONS
Reverse stock split	86,447,913	52,647,638	883,324

(3)	Voted to approve a potential amendment to the Company’s 2014 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 10,000,000 shares.

The following table shows the voting tabulation for the proposed amendment to 2014 Stock Incentive Plan:

ACTION	FOR	AGAINST	ABSTENTIONS
Amendment to 2014 Stock Incentive Plan	44,784,334	43,405,887	1,007,277

(4)	Voted to ratify the appointment of Marcum LLP, to act as the Company’s independent registered public accounting firm for 2018.

The following table shows the voting tabulation for the approval of Marcum LLP:

ACTION	FOR	AGAINST	ABSTENTIONS
Ratification of Marcum LLP	120,474,899	7,333,890	9,096,986

On August 17, 2018 the Company issued a press release relating to the foregoing matters, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.1	Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan (as amended and restated on August 16, 2018).

99.1	Press release, dated August 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: August 21, 2018	By:	/s/ Jed A. Latkin
Jed A. Latkin Interim Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer